 EXHIBIT 10.8

FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of March 28, 2018, by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) under the Loan Documents, and ROYAL BANK OF CANADA (“Royal Bank”), as Lender and an Issuing Bank.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Lead Borrower, Holdings, the Administrative Agent, each lender from time to time party thereto (the “Lenders”) and the other parties thereto have entered into the Credit Agreement, dated as of June 23, 2015 (as the same has been amended, restated, supplemented and/or otherwise modified from time to time prior to the Fifth Amendment Effective Date referred to below, the “Credit Agreement”);
WHEREAS, the Lead Borrower has notified the Administrative Agent pursuant to Section 2.22 of the Credit Agreement that it wishes to increase the Multicurrency Facility Revolving Credit Commitments by $100,000,000, in accordance with the requirements set forth in Section 2.22 of the Credit Agreement and otherwise on the terms and conditions provided herein (the “2018 Multicurrency Facility Revolving Credit Commitment Increase”); and
WHEREAS, Royal Bank has agreed to provide 100% of the commitments in respect of the 2018 Multicurrency Facility Revolving Credit Commitment Increase, on the terms and conditions provided herein.
NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:
SECTION 1.           2018 Multicurrency Revolving Facility Amendments.  Subject to the terms and conditions set forth herein and the occurrence of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)            Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Total Multicurrency Revolving Credit Commitment” and “Total Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement and (ii) inserting the following new definitions therein in the appropriate alphabetical order:
“Fifth Amendment” means the Fifth Amendment to this Agreement, dated as of March 28, 2018, by and among the Lead Borrower, the Administrative Agent and Royal Bank, as a Lender and an Issuing Bank.
“Fifth Amendment Effective Date” has the meaning provided in the Fifth Amendment.
“Total Multicurrency Revolving Credit Commitment” means, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time.  The Total Multicurrency Revolving Credit Commitment as of the Fifth Amendment Effective Date is $200,000,000.

“Total Revolving Credit Commitment” means the Total Dollar Revolving Credit Commitment and the Total Multicurrency Revolving Credit Commitment. The Total Revolving Credit Commitment as of the Fifth Amendment Effective Date is $800,000,000; provided that an amount, as set forth in the Borrower Joinder Agreement, up to $150,000,000 of such $800,000,000 commitment and up to 30% of the commitments under any Incremental Revolving Facility entered into after the Closing Date (to the extent that the Lenders under such Incremental Revolving Facility can provide such commitments) shall be available to the Pre-Approved Borrowers and/or Other Non-U.S. Revolving Borrowers.
SECTION 2.           Revolving Commitment Increase Amendment.
(a)            Subject to the terms and conditions set forth herein and the occurrence of the Fifth Amendment Effective Date, Royal Bank hereby agrees to provide 100% of the commitments in respect of the 2018 Multicurrency Facility Revolving Credit Commitment Increase.  On and after the Fifth Amendment Effective Date, (i) 100% of the commitments in respect of the 2018 Multicurrency Facility Revolving Credit Commitment Increase provided pursuant to this Fifth Amendment shall be added to (and thereupon constitute) Multicurrency Facility Revolving Credit Commitments under the Credit Agreement (as amended hereby) and shall be subject to all of the terms and conditions set forth in the Credit Agreement with respect to Multicurrency Facility Revolving Credit Commitments (as amended hereby) and (ii) Incremental Revolving Loans incurred pursuant to the 2018 Multicurrency Facility Revolving Credit Commitments Increase shall constitute “Multicurrency Facility Revolving Loans” and “Revolving Loans” for all purposes of the Credit Agreement (as amended hereby) and the other applicable Loan Documents.
(b)            On the Fifth Amendment Effective Date (after giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase):
(i)     each Multicurrency Revolving Lender (immediately prior to giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase) will automatically and without further act be deemed to have assigned to Royal Bank, and Royal Bank will automatically and without further act be deemed to have assumed a portion of such Multicurrency Revolving Lender’s participations hereunder in any outstanding Multicurrency Letters of Credit such that, after giving effect to each deemed assignment and assumption of participations (and after taking into account the Ancillary Commitments of each Multicurrency Revolving Lender), all of the Multicurrency Revolving Lenders’ (including Royal Bank) participate in Multicurrency Letters of Credit pro rata on the basis of their respective Multicurrency Revolving Credit Commitments (after giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase); and

(ii)     each Multicurrency Revolving Lender (immediately prior to giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase) shall assign Multicurrency Revolving Loans to Royal Bank and Royal Bank shall purchase such Multicurrency Revolving Loans, to the extent necessary so that all of the Multicurrency Revolving Lenders (including Royal Bank) participate in each outstanding borrowing of Multicurrency Revolving Loans pro rata on the basis of their respective Multicurrency Revolving Credit Commitments (after giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase);

it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(b).
(c)            Schedule 1.01(a) to the Credit Agreement is hereby amended and restated in the form attached hereto as Annex I.
(d)            Upon the occurrence of the Fifth Amendment Effective Date (after giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increases), Royal Bank (i) shall be obligated to provide the 2018 Multicurrency Facility Revolving Credit Commitment Increases as provided in this Fifth Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement (as amended hereby) and in this Fifth Amendment and (ii) to the extent provided in this Fifth Amendment, shall have the rights and obligations of a Multicurrency Revolving Lender and a Lender thereunder and under the other applicable Loan Documents.
SECTION 3.            Conditions of Effectiveness of this Fifth Amendment.
This Fifth Amendment shall become effective on the date when each of the following conditions shall have been satisfied (such date, the “Fifth Amendment Effective Date”):
(a)            the Lead Borrower, the Administrative Agent and Royal Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Paul Hastings LLP;
(b)            (i) on the Fifth Amendment Effective Date both immediately prior to and after giving effect to this Fifth Amendment, no Default under Section 7.01(a), 7.01(f) or 7.01(g) or Event of Default shall exist and (ii) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents (including the representations and warranties set forth in Section 8 of this Fifth Amendment) shall be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date;
(c)            the Administrative Agent shall have received from the Lead Borrower a certificate executed by a Responsible Officer of the Lead Borrower, certifying compliance with the requirements of preceding clause (b);
(d)            the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by a Responsible Officer of each of Holdings, the Lead Borrower and each Subsidiary Guarantor;
(e)            the Administrative Agent shall have received from the Lead Borrower a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower substantially in the form of Exhibit M to the Credit Agreement (modified as appropriate to give effect to this Fifth Amendment);
(f)            the Administrative Agent shall have received (i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization or (y) confirmation from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of the secretary or assistant secretary of each Loan Party dated the Fifth Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party as in effect on the Fifth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this Fifth Amendment and/or the Acknowledgement and Confirmation delivered pursuant to clause (d) above and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that any attached certificate or articles of incorporation, equivalent organizational document, by-laws, operating, management, partnership or similar agreement of such Loan Party has not been amended (in the case of the articles of incorporation of each such Loan Party, since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (E) below), (D) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this Fifth Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (E) good standing certificates for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the Fifth Amendment Effective Date; and (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (ii) above;
(g)            the Administrative Agent and Royal Bank shall have received a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, as New York counsel to the Loan Parties, reasonably acceptable to the Administrative Agent and Royal Bank dated the Fifth Amendment Effective Date;
(h)            the Administrative Agent shall have received from the Lead Borrower a certificate executed by a Responsible Officer of the Lead Borrower, certifying that (A) all of the requirements of Section 2.22 of the Credit Agreement with respect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase thereunder have been satisfied, (B) after giving effect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase on the Fifth Amendment Effective Date, the First Lien Net Leverage Ratio is no more than 3.25:1.00 on a Pro Forma Basis (assuming a full drawing under the commitments in respect of the 2018 Multicurrency Facility Revolving Credit Commitment Increase) and (C) attaching detailed calculations of compliance with preceding clause (B).
SECTION 4.            Costs and Expenses.  The Lead Borrower hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent and Royal Bank and their respective Affiliates for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable fees and out-of-pocket expenses of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment and all other documents and instruments delivered in connection herewith.
SECTION 5.            Remedies.  This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.            Representations and Warranties.  To induce the Administrative Agent and Royal Bank to enter into this Fifth Amendment, each Loan Party hereto hereby represents and warrants that, immediately prior to and immediately after giving effect to this Fifth Amendment:

(a)            the execution, delivery and performance by it of this Fifth Amendment and, in the case of Holdings and the Lead Borrower, the performance by it of the Credit Agreement (as amended hereby) does not (i) violate any provision of law applicable to it, its Organization Documents, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of its properties or assets or (iv) require any approval of stockholders or any approval or consent of any Person under any of its material Contractual Obligations, other than those approvals and consents which have been obtained;
(b)            it has all requisite organizational power and authority to enter into this Fifth Amendment and the execution, delivery and performance by it of this Fifth Amendment and, in the case of Holdings and the Lead Borrower, the performance by it of the Credit Agreement (as amended hereby) has been duly authorized by all necessary organizational action by it;
(c)            each Loan Party party hereto has duly executed and delivered this Fifth Amendment, and this Fifth Amendment, the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(d)            each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date; and
(e)            all of the requirements of Section 2.22 of the Credit Agreement with respect to the 2018 Multicurrency Facility Revolving Credit Commitment Increase have been satisfied.
SECTION 7.           Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)            On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment.
(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the applicable Loan Parties under the Loan Documents, in each case, as amended by this Fifth Amendment.
(c)            The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8.           Governing Law.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.           Counterparts.  This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.
[Signature Pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered by the parties hereto as of the date first above written.
SPECTRUM BRANDS, INC.,
as the Lead Borrower

By:	/s/ Heather L. Clefisch
	Name:	Heather L. Clefisch
	Title:	Vice President/Assistant Secretary

SB/RH HOLDINGS, LLC,
as Holdings

By:	/s/ Heather L. Clefisch
	Name:	Heather L. Clefisch
	Title:	Assistant Secretary

[Signature Page to Fifth Amendment to Spectrum Credit Agreement]

ROYAL BANK OF CANADA, as a Multicurrency Facility Revolving Lender and an Issuing Bank

By:	/s/ Gordon MacArthur
	Name:	Gordon MacArthur
	Title:	Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Alicia Schug
	Name:	Alicia Schug
	Title:	Vice President

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

[Signature Page to Fifth Amendment to Spectrum Credit Agreement]

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.            Reference is made to the Fifth Amendment, dated as of March 28, 2018 (the “Fifth Amendment”), to the Credit Agreement dated as of June 23, 2015 (the “Credit Agreement”), among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, and ROYAL BANK OF CANADA (“Royal Bank”), as a Lender and an Issuing Bank.  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Fifth Amendment, as applicable.
2.            Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Fifth Amendment.  Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the Fifth Amendment:
(a)            all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including with respect to any Revolving Loans made pursuant to the 2018 Multicurrency Facility Revolving Credit Commitment Increase); and
(b)            all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 3.14 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the applicable Obligations (including with respect to any Revolving Loans made pursuant to the 2018 Multicurrency Facility Revolving Credit Commitment Increase), to the extent provided in such Loan Documents.
3.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.            This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
SPECTRUM BRANDS, INC.,
as the Lead Borrower

By:
	Name:	Heather L. Clefisch
	Title:	Vice President/Assistant Secretary

SB/RH HOLDINGS, LLC, as Holdings

By:
	Name:	Heather L. Clefisch
	Title:	Assistant Secretary

ROV HOLDING, INC.

By:
	Name:	Heather L. Clefisch
	Title:	Vice President and Assistant Secretary

ARMORED AUTOGROUP INC.
THE ARMOR ALL/STP PRODUCTS COMPANY
STP PRODUCTS MANUFACTURING COMPANY
ARMORED AUTOGROUP SALES INC.
SPECTRUM BRANDS PET LLC

By:
	Name:	Heather L. Clefisch
	Title:	Secretary

[Signature Page to Acknowledgement and Confirmation - Fifth Amendment to Spectrum Credit Agreement]

SPECTRUM BRANDS PET GROUP INC.
GLOFISH LLC
SALIX ANIMAL HEALTH, LLC
ALASKA MERGER ACQUISITION CORP.

By:
	Name:	Heather L. Clefisch
	Title:	Assistant Secretary

[Signature Page to Acknowledgement and Confirmation - Fifth Amendment to Spectrum Credit Agreement]